SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                     January 10, 2005

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA		94043-1351
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 960-1980

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2005, the Company announced a change to its management organization for the Europe, Middle East and Africa (EMEA) region.  Philippe Miltin has been promoted to assume the primary day-to-day operational responsibility for the region as Vice President, EMEA, and, as part of a personal plan of to retire from full-time corporate work, Steve Coggins, formerly Senior Vice President, EMEA, has assumed the part-time role of Chairman, EMEA.  In connection with this change, the Company has entered into an agreement with Mr. Coggins modifying the terms and conditions of his existing employment arrangements as appropriate to reflect his new role as Chairman.  Mr. Coggins will help SGI enhance its strategy with a focus on developing its relationships with government, major partners and strategic customers.

The Agreement is for a term ending on June 30, 2005 or such later date as the parties may agree in writing.  Effective February 1, 2005, Mr. Coggins will transition to a 25% time commitment and will receive a salary of £6000 per month.  In his new role, Mr. Coggins will no longer serve as an executive officer of the Company and will not participate in Company bonus programs.  As described in Item 1.02, the Employment Continuation Agreement between the Company and Mr. Coggins also terminated effective January 10, 2005.  Mr. Coggins’ stock options will continue to vest pursuant to the terms and conditions of the applicable option agreements.

The description of the Agreement set forth above is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On January 10, 2005, the Employment Continuation Agreement, dated as of October 23, 2001, between the Company and Mr. Coggins was terminated in connection with Mr. Coggins’ resignation as an executive officer of the Company, as described in Item 1.01 and incorporated herein by reference. The terms of the Company’s Employment Continuation Agreement, which is entered into with each executive officer of the Company, provide for the officer to receive a termination payment equal to two years of his or her compensation if his or her employment with SGI is terminated within 24 months after a change in control and for full vesting of his or her options and restricted stock upon a change in control.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Agreement between the Company and Steve Coggins dated January 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: January 14, 2005	By:	/s/ Sandra M. Escher
Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

10.1	Agreement between the Company and Steve Coggins dated as of January 10, 2005.